UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2003

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-22083 (Commission File No.)	84-1116894 (I.R.S. Employer Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado         80215
(Address of principal executive offices)                            (Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

        (c)   The following exhibits are furnished herewith:

99.1	Press release, dated November 14, 2003.

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 14, 2003, Global Med Technologies, Inc. issued a press release announcing its third quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC. By: /s/ Michael I. Ruxin, M.D. Michael I. Ruxin, M.D. Chairman and Chief Executive Officer

Date: November 18, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 14, 2003 issued by Global Med Technologies, Inc.